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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 27, 2003
                                                ------------------


                         CALYPTE BIOMEDICAL CORPORATION.
                        --------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


000-20985                                       06-1226727
---------                                       ----------
Commission File No.                             I.R.S. Employer Identification


1265 Harbor Bay Parkway,
Alameda, CA                                     94502
-----------                                     -----
Address of principal executive offices          Zip Code


(510) 749-5100
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Registrant's telephone number,
including area code



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 27, 2003 the Registrant (the "Company") entered into a Separation Agreement, mutual release and waiver of claims with Nancy E. Katz, the Company`s former Chief Executive Officer effective June 2, 2003. Ms. Katz also currently resigned as a director of the Company, and did not have any disagreement with the Company`s operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Calypte Biomedical Press Release dated June 27, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
           June 27, 2003
                              CALYPTE BIOMEDICAL CORPORATION
                                 (Registrant)

                              /s/ Richard D. Brounstein
                              ----------------------------------
                              Richard D. Brounstein
                              Executive Vice President and Chief
                              Financial Officer

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